                               SECURITIES AND EXCHANGE COMMISSION

                                     WASHINGTON, DC.  20549

                                           FORM 8-K

                                        CURRENT REPORT
                               Pursuant to Section 13 or 15(d) of
                              the Securities Exchange Act of 1934

                       Date of Report (Date of earliest event reported):
                                        April 24, 2007

                                     HANCOCK HOLDING COMPANY

                      (Exact name of registrant as specified in its charter)

              Mississippi                 0-13089                  64-0169065
       -------------------------    --------------------     ----------------------
            (State or other            (Commission File        (I.R.S. Employer
            jurisdiction of               Number)            Identification Number)
            incorporation)

                       One Hancock Plaza, 2510 14th Street,
                              Gulfport, Mississippi                    39501
            ------------------------------------------------------------------
                     (Address of principal executive offices)         (Zip code)

                                           (228) 868-4000
              -------------------------------------------------------------
                          (Registrant's telephone number, including area code)

                                                1

                                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.  On April 25, 2007, Hancock Holding Company issued a press release announcing a presentation to be made to attendees at the 12th Annual Gulf South Bank Conference at the
Ritz-Carlton Hotel in New Orleans on Monday, April 30, 2007.  The press release is attached hereto as
Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

             (c)  Exhibits.

                      99.1   Press Release issued by Hancock Holding Company
                             dated April 24, 2007, headed "Hancock Holding
                             Company officers to present at Gulf South Bank
                             Conference."

                                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   April 25, 2007

                                                       HANCOCK HOLDING COMPANY
                                                       (Registrant)

                                                       By:   /s/ Paul D. Guichet
                                                          --------------------------------
                                                             Paul D. Guichet
                                                             Vice President
                                                             Investor Relations

                         Exhibit 99.1 to Hancock Holding Company Form 8-K

For Immediate Release                                               For More Information
April 25, 2007                                                      Carl J. Chaney, Chief Executive Officer
                                                                    John M. Hairston, Chief Executive Officer
                                                                    Michael M. Achary, Chief Financial Officer
                                                                    Paul D. Guichet, Investor Relations
                                                                    800.522.6542 or 228.563.6559

============================================================================================================

                 Hancock Holding Company officers to present at Gulf South Bank Conference

     GULFPORT,  MS (April 25,  2007) - Monday,  April 30,  2007,  at 11:10 a.m.  (EDT),  senior  officers of
Hancock  Holding  Company  (NASDAQ:  HBHC) - parent  company of  108-year-old  Hancock  Bank - will  address financial  analysts  from  across  the nation  during the 12th  annual  Gulf  South Bank  Conference  at the
Ritz-Carlton Hotel in New Orleans.

     At the conference,  Hancock's  Chairman George A. Schloegel,  CEO's Carl J. Chaney and John M. Hairston
and Chief  Financial  Officer  Michael  M.  Achary  will  highlight  the  company's  financial  performance, corporate business strategies, and economic profiles of Hancock's Gulf South markets.

     Investors  may  access a live,  listen-only  webcast  of  Hancock  Holding  Company's  presentation  by visiting  www.hancockbank.com  and clicking the Investor  Relations tab. The archived  presentation  will be available for two weeks after the conference concludes.

     The  investment  community  recognizes  the Gulf South Bank  Conference as one of the premier  regional bank  conferences  with an  emphasis on  mid-to-small-cap  companies.  Scheduled  for April 30 - May 2, this year's conference will feature insightful  presentations from executive management representing 25 financial institutions  from  across  the  Southeast.  Additional  information  about  the  conference  and a list  of participating banks are available at www.gulfsouthbankconference.com.

     Hancock  Holding  Company -- parent  company of Hancock  Bank of  Alabama,  Hancock  Bank  Mississippi,
Hancock  Bank of Florida,  and  Hancock  Bank of  Louisiana  -- has assets of more than $5.8  billion.  Bank subsidiaries  include Hancock  Investment  Services,  Inc.,  Hancock Insurance Agency,  and Harrison Finance
Company.  Additionally,  the company  operates  corporate trust offices in Gulfport,  MS,  Jackson,  MS, New
Orleans,  LA, and Baton Rouge, LA. Hancock's trust  department,  a division of the wealth  management group, has assets of $7.1  billion,  with  assets  under  management  of $2.3  billion,  as of December  31,  2006.
Founded October 10, 1899,  Hancock Bank is the only financial  services  company  headquartered  in the Gulf
South to rate among the top 20 percent of America's top  performing  banks.  Hancock  consistently  ranks as
one  of  the  country's  strongest,  safest  financial  institutions,   according  to  Veribanc,  Inc.,  and
BauerFinancial  Services,  Inc.  Thomson  Financial  also  recently  listed  Hancock  as the  ninth  largest corporate  trustee  bank in the U.S.  More  corporate  information  and  online  banking  are  available  at
www.hancockbank.com.

"SAFE HARBOR"  STATEMENT UNDER THE PRIVATE  SECURITIES  LITIGATION  REFORM ACT OF 1995:  Congress passed the
Private  Securities  Litigation Act of 1995 in an effort to encourage  corporations  to provide  information about  companies'  anticipated  future  financial  performance.  This act  provides  a safe  harbor for such disclosure,  which protects the companies from  unwarranted  litigation if actual results are different from management  expectations.  This  release  contains  forward-looking  statements  and  reflects  management's current views and estimates of future economic  circumstances,  industry  conditions,  company  performance,
and  financial  results.  These  forward-looking   statements  are  subject  to  a  number  of  factors  and
uncertainties  which could cause the Company's  actual results and experience to differ from the anticipated results and expectations expressed in such forward-looking statements.

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